UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2011

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2011, NIC Inc. (the “Company”) issued a press release announcing its fourth quarter and fiscal 2010 financial results and its fiscal 2011 financial outlook. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 30, 2011, the Board of Directors of the Company appointed Aimi Daughtery to the position of Chief Accounting Officer, effective immediately.  The duties of the Chief of Accounting Officer were previously performed by Stephen M. Kovzan, the Company’s Chief Financial Officer.

Ms. Daughtery, age 40, has served as the Company’s Controller since November 2007, when she joined the Company.  Prior to joining the Company, Ms. Daughtery served as the Controller of Mediware Information Systems, Inc. for one year and served as a Manager of Financial Planning and Analysis at Wells Fargo Financial for one year.  Prior to these positions, Ms. Daughtery worked at Deloitte & Touche LLP for twelve years, most recently serving as an audit Senior Manager until her departure.

Ms. Daughtery’s annual base salary in her new position is $175,000.  In addition, on January 30, 2010 Ms. Daughtery was awarded a $25,000 cash bonus in conjunction with her promotion.

Other than her employment arrangement with the Company, there is no arrangement or understanding between Ms. Daughtery and any other person pursuant to which Ms. Daughtery was appointed as Chief Accounting Officer.  Other than her employment arrangement, the Company is not aware of any transactions since January 1, 2010 or any proposed transactions in which the Company or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000 and in which Ms. Daughtery or any member of her immediate family had, or will have, a direct or indirect material interest.  Ms. Daughtery has no family relationships with any director or executive officer of the Company.

ITEM 7.01          REGULATION FD DISCLOSURE

The Company will host a conference call, which will also be available by webcast, to discuss its fourth quarter and fiscal 2010 financial results and its fiscal 2011 financial outlook at 4:30 p.m. EST on February 3, 2011.

The information in this Form 8-K and Exhibit 99 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99 - Press release issued by NIC Inc. dated February 3, 2011, announcing its fourth quarter and fiscal 2010 financial results and its fiscal 2011 financial outlook, furnished solely for purposes of Item 2.02 herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date:	February 3, 2011	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer

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